                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):               January 22, 2002







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                        1-12084                 34-1559357
(State of incorporation)      (Commission File Number)       (IRS Employer
                                                           identification No.)

     300 Madison Avenue
        Toledo, Ohio                                            43604
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100







                                   Page 1 of 2


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ITEM 5.  OTHER INFORMATION


         On January 22, 2002 Libbey Inc. (the "Company") through a press release announced that that Libbey and Newell Rubbermaid Inc. have signed a revised purchase agreement concerning the acquisition of the Anchor Hocking consumer and specialty glass business of Newell Rubbermaid in a stock purchase for approximately $277.5 million in cash. The newly announced transaction does not include the foodservice business of Anchor Hocking, which generated approximately $17 million in worldwide net sales in 2001 and will be retained by Newell Rubbermaid. As previously announced, Libbey and Newell Rubbermaid expect to make an election under 338(h)(10) of the Internal Revenue Code with respect to the tax treatment of the transaction, which is expected to provide significant additional tax benefits to Libbey.


         (c)      EXHIBITS

       Exhibit
          No.                       Description
       -------                      -----------

         2.4 Amended and Restated Stock Purchase Agreement dated as of January 21, 2002 by and among Newell Rubbermaid Inc., Anchor Hocking Corporation, Menagerie Corporation, Newell Operating Company and Libbey Inc.

         2.5 Amended and Restated Canadian Purchase Agreement dated as of January 21, 2002 by and among Newell Rubbermaid Inc., Newell Industries Canada Inc, Libbey Inc. and Libbey Canada Inc.

         99       Text of press release dated January 22, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LIBBEY INC.
                                        Registrant




Date:    January 22, 2002               By:      /s/ Kenneth G. Wilkes
     ---------------------------           -------------------------------------
                                        Kenneth G. Wilkes
                                        Vice President, Chief Financial Officer
                                        (Principal Accounting Officer)


                                        2

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                                  EXHIBIT INDEX

         Exhibit No.                                    Description                                   Page No.
         -----------                                    -----------                                   --------

             2.4                Amended and Restated Stock Purchase Agreement dated as of                E-1
                                January 21, 2002 by and among Newell Rubbermaid Inc.,
                                Anchor Hocking Corporation, Menagerie Corporation, Newell
                                Operating Company and Libbey Inc.

             2.5                Amended and Restated Canadian Purchase Agreement dated as                E-121
                                of January 21, 2002 by and among Newell Rubbermaid Inc.,
                                Newell Industries Canada Inc, Libbey Inc. and Libbey
                                Canada Inc.

              99                Text of press release dated January 22, 2002.                            E-136